FINOVA CAPITAL CORPORATION

                                  $500,000,000

                           Medium-Term Notes, Series D
                   Due Nine Months or More from Date of Issue

                                                                  August 7, 1998

CREDIT SUISSE FIRST BOSTON CORPORATION
Eleven Madison Avenue
New York, New York  10010-3629

GOLDMAN, SACHS & CO.
85 Broad Street
New York, New York  10004

LEHMAN BROTHERS INC.
3 World Financial Center
New York, New York  10281-1218

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
World Financial Center
North Tower
New York, New York  10281-1310

MORGAN STANLEY & CO. INCORPORATED
1251 Avenue of Americas
New York, New York  10020

SALOMON BROTHERS INC
7 World Trade Center
New York, New York 10048

Dear Sirs:

         FINOVA Capital Corporation (the "Company") confirms its agreement with each of you with respect to the issue and sale by the Company of up to $500,000,000 aggregate principal amount (or the equivalent thereof in one or more foreign or composite currencies) of its Medium-Term Notes, Series D (the "Securities"). The Securities are to be issued pursuant to an indenture (the "Indenture") dated as of March 20, 1998, between the Company and The First National Bank of Chicago, as trustee (the "Trustee").

         Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Securities directly on its own behalf at any time and to any investor or through other agents (provided that any other agent will execute an agreement with the Company upon substantially the same terms and conditions as contained herein and that the Company will notify each party hereto of its agreement with any other agents), the Company hereby (i) appoints Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc (each an "Agent", and collectively "the Agents"), collectively as agents of the Company for the purpose of soliciting purchases of the Securities from the Company by others and (ii) agrees that whenever the Company determines to sell Securities directly to you, or any one of you, as principal for resale to others, it will enter into a Terms Agreement relating to such sale in accordance with the provisions of Section 2(b) hereof.

         As of the date hereof, the Company has authorized the issuance and sale of up to $500,000,000 (or its equivalent based on the applicable exchange rate at the time of issuance, in such foreign currencies or units of two or more currencies as the Company shall designate at the time of issuance) aggregate principal amount of Securities by the Company directly or through agents pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time pursuant to one or more officers' certificates or indenture supplements to the Indenture, reduce the authorized aggregate principal amount of the Securities (but not below the aggregate principal amount of the Securities previously issued under the Indenture) or authorize the issuance of additional Securities and that such additional Securities may be distributed directly by the Company or through the Agents pursuant to the terms of this Agreement, all as though the issuance of such Securities were authorized as of the date hereof. In the event that any such additional Securities are authorized, the Company will enter into such amendments or supplements to this Agreement, and deliver such officers' certificates, legal opinions, accountants' comfort letters and other documents, as the Agents may reasonably request in connection therewith.

         The Company and The FINOVA Group Inc., a Delaware corporation ("FINOVA"), filed with the Securities and Exchange Commission (the "Commission") a joint registration statement on Form S-3 (Registration Nos. 333-38171 and 333-38171-01) for the registration of its Senior Debt Securities (including the Securities), among other things, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act") and has filed such amendments thereto, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement has been declared effective by the Commission, and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").

         Such registration statement (as amended, if applicable) and the prospectus constituting a part thereof (including in each case all documents, if any, incorporated or deemed to be incorporated by reference therein pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus", respectively, except that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing,

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all references to the  "Registration  Statement" shall also be deemed to include the Rule 462(b) Registration Statement, and except that if any revised prospectus shall be provided to you by the Company for use in connection with the offering of the Securities which is not required to be filed by the Company pursuant to Rule 424(b) under the 1933 Act, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to you for such use. All references in this Agreement to documents, financial statements and schedules and other information which is "contained," "included," "stated," "described in" or "referred to" in the Registration Statement or the Prospectus (and all other references of like meaning) shall be deemed to mean and include all such documents, financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any documents under the 1934 Act after the date of this Agreement which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. For purposes of this Agreement, all references to the Registration Statement or the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

SECTION 1.        REPRESENTATION AND WARRANTIES.

         (a) The Company represents and warrants to each of the Agents as of the date hereof, as of the Closing Time and each Settlement Date hereinafter referred to, and as of the times referred to in Sections 6(a) and 6(b) hereof (in each case the "Representation Date"), as follows:

               (i) REGISTRATION STATEMENT AND PROSPECTUS. The Registration Statement and the Prospectus, at the time the Registration Statement became effective, complied, and as of the applicable Representation Date will comply, in all material respects with the requirements of the 1933 Act, and the rules and regulations thereunder (the "1933 Act Regulations") and the 1939 Act. The Registration Statement, at the time the Registration Statement became effective did not, and at each time thereafter at which any amendment to the Registration Statement becomes effective or any Annual Report on Form 10-K is filed by the Company with the Commission (the "Form 10-K Filing Date") and as of the applicable Representation Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement became effective did not, and as of the applicable
          Representation Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Agent expressly for use in the Registration Statement or Prospectus ("Agent Information") or to that part of the Registration Statement which shall constitute the Statement of Eligibility under the 1939 Act on Form T-1 (the "Form T-1") of the Trustee.

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

               (ii) INCORPORATED DOCUMENTS. The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied with and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations thereunder (the "1934 Act Regulations"), and, when read together and with the other information in the Prospectus, at the time the Registration Statement became, and any amendments thereto become, effective, and at the Form 10-K Filing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

               (iii) ACCOUNTANTS. The accountants who certified the financial statements included or incorporated by reference in the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

               (iv) FINANCIAL STATEMENTS. The financial statements included or incorporated by reference in the Prospectus present fairly the respective financial position of the Company and FINOVA and their respective consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; and except as stated therein, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis.

               (v) MATERIAL CHANGES OR MATERIAL TRANSACTIONS. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, (A) there has been no material adverse change in the condition, financial or otherwise, of the Company and FINOVA and their respective subsidiaries considered as one enterprise or in the earnings, affairs or business prospects of the Company and FINOVA and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and (B) there have been no material transactions entered into by the Company, FINOVA or any of their respective subsidiaries other than those in the ordinary course of business.

               (vi) DUE INCORPORATION AND GOOD STANDING. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required or appropriate, except where the failure of the Company to so qualify, in the aggregate, will not have a material adverse effect on the consolidated financial condition or combined operations of the Company and its Subsidiaries or of the Company and its Restricted Subsidiaries (as those terms are defined in the Indenture).

               (vii) SUBSIDIARIES. Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and is duly qualified as a foreign corporation to transact business and is in

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
          good standing in each jurisdiction in which such qualification is required or appropriate, except where the failure of the subsidiaries to so qualify, in the aggregate, will not have a material adverse effect on the consolidated financial condition or combined operations of the Company and its subsidiaries or of the Company and its subsidiaries; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and all the capital stock of each such subsidiary is owned by the Company or its affiliates, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance or claim, except with respect to certain special purpose subsidiaries of the Company for liens or rights granted in connection with the financing transactions in the ordinary course of business.

               (viii) CAPITAL STOCK. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus and the shares of issued and outstanding Common Stock, par value $.01 per share, of the Company (the "Common Stock") set forth thereunder have been duly authorized and validly issued and are fully paid and nonassessable and FINOVA owns directly or indirectly all of the outstanding shares of the Common Stock, which Common Stock constitutes all of the issued and outstanding capital stock of the Company, free and clear of any claims, liens, encumbrances or liabilities.

               (ix) NO DEFAULTS; COMPLIANCE WITH LAWS; REGULATORY APPROVALS. Neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any obligations, agreements, covenants or conditions, which alone or in the aggregate are material, contained in any contracts, indentures, mortgages, loan agreements, notes, leases or other instruments, which alone or in the aggregate are material, to which it is a party or by which it or any of them or their properties may be bound; and the execution, delivery and performance of this Agreement, the Indenture and each applicable Terms Agreement, if any, and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or, to the best of its knowledge, any law, administrative regulation or administrative or court order or decree; and no consent, approval, authorization, order or decree of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1939 Act, the 1933 Act Regulations or state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by you.

               (x) LICENSES. The Company and its subsidiaries own or possess or have obtained, can obtain on reasonable terms or are in the process of

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          obtaining,  all material  governmental  licenses,  permits,  consents, orders, approvals and other authorizations necessary to lease or own, as the case may be, and to operate their respective properties and to carry on their respective businesses as presently conducted, except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by you.

               (xi) INTANGIBLE RIGHTS. The Company and its subsidiaries own or possess adequate trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise.

               (xii) LABOR RELATIONS. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent.

               (xiii) THE INDENTURE. The Indenture has been duly and validly authorized, executed and delivered by the Company and to the best of the Company's knowledge, the Trustee; and the Indenture constitutes a legally valid and binding obligation of the Company, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws relating to or affecting creditors' rights generally or by general equity principles, including concepts of commercial reasonableness.

               (xiv) THE SECURITIES. The Securities have been duly authorized for issuance and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor specified herein, the Securities will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or other laws relating to or affecting creditors' rights generally or by general equity principles, including concepts of commercial reasonableness, and will be entitled to the benefits provided by the Indenture; the Securities and the Indenture conform in all material respects to all statements relating thereto contained in the Registration Statement; and, after giving effect to the sale of all Securities for which the Company has accepted offers and the sale of any other securities registered pursuant to the Registration Statement to be issued prior to the delivery of the Securities relating to such acceptance, the aggregate amount of securities which have been issued and sold by the Company pursuant to the Registration Statement does not exceed the amount of securities registered pursuant to the Registration Statement.

               (xv) LIENS. The Company and its subsidiaries have made all necessary filings and taken all other necessary action so that, with respect to all of the equipment and other property reflected in the consolidated balance sheet of the Company and its consolidated subsidiaries as of the date of the Company's most recent quarterly or annual consolidated balance sheet, as applicable, and with respect to

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          all  equipment  and  other  property  acquired  by  the  Company  or a subsidiary since such date the interest of the Company or of the appropriate subsidiary in such equipment or other property is free and clear, in all material respects, of any claims, liens, encumbrances or liabilities not also reflected in such consolidated balance sheet and that the interest of the Company or of the appropriate subsidiary has, in all material respects, been perfected so as not to be subordinate to the claim of a purchaser in due course or any other bona fide purchaser.

               (xvi) FINANCING CONTRACTS. The financing contracts reflected in the consolidated balance sheet of the Company and its consolidated subsidiaries as of the date of the Company's recent quarterly or annual consolidated balance sheet, as applicable, and the financing contracts entered into by the Company or a subsidiary since such date are, in all material respects, legal, valid and binding obligations of the obligors enforceable in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or other laws relating to or affecting creditors' rights generally or by general equity principles, including concepts of commercial reasonableness, the obligors thereunder are, in all material respects, in the good faith business judgment of the Company and except to the extent reflected or stated in the Prospectus, financially capable of performing their respective obligations thereunder, and any defaults in the payments under all such contracts in the aggregate, at the related Representation Date, are not of such amount that, were no more payments to be received under the financing contracts in respect of which such defaults exist, and after considering estimated collateral values to be recovered, the consolidated financial condition or operations of the Company and its consolidated subsidiaries, or of the Company and the subsidiaries, would be materially adversely affected thereby, excluding impairment of related reserves.

               (xvii) The Company is not an "investment company" nor is the Company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

         (b) Any certificate signed by any officer of the Company and delivered to any of you or to your counsel in connection with an offering of Securities shall be deemed a representation and warranty by the Company to each of you as to the matters covered thereby.

     SECTION 2. PURCHASES AS PRINCIPAL; SOLICITATIONS AS AGENT.

         (a) SOLICITATIONS AS AGENT. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each of you severally agree, as agent of the Company, to use your reasonable best efforts to solicit offers to purchase the Securities upon the terms and conditions set forth in the Prospectus. Each of you is hereinafter sometimes referred to, in your capacity as agent, as the "Agent" and you are referred to collectively as the "Agents."

         The Company reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of the Securities commencing at any time, and from time to time, for any period of time or permanently. As soon as practicable after receipt of instructions from the Company, you will suspend

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solicitation  of purchases  from the Company  until such time as the Company has advised you that such solicitation may be resumed.

         The Company agrees to pay to the applicable Agent a commission, in the form of a discount from proceeds (or as otherwise agreed to by the Company and the applicable Agent), equal to the applicable percentage of the principal amount of each Security sold by the Company as a result of a solicitation made by such Agent as set forth in Exhibit A hereto. The Agents may reallow up to all of the commission payable pursuant to this Section 2(b) to dealers or purchasers in connection with the offer and the sale of the Securities.

         The aggregate principal amount, purchase price, interest rate, maturity date, redemption provisions, if any, and other terms of the Securities shall be agreed upon by the Company and the Agents and set forth in a pricing supplement ("Pricing Supplement") to the Prospectus to be prepared following each acceptance by the Company of an offer for the purchase of the Securities. As an Agent, each of you are authorized to solicit orders for the Securities only in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000 at a purchase price equal to 100% of their principal amount except as may be provided in a Pricing Supplement to the Prospectus. You shall communicate to the Company, orally or in writing, each reasonable offer to purchase Securities received by you as agent. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer in whole or in part. You shall have the right to reject any offer to purchase the Securities received by you in whole or in part, and any such rejection shall not be deemed a breach of your agreement contained herein.

         (b) PURCHASES AS PRINCIPAL. Each sale of Securities to any of you as principal shall be made in accordance with the terms of this Agreement and a separate agreement which will provide for the sale of such Securities to, and the purchase and reoffering thereof by, any or all of you. Each such separate agreement (which shall contain the information, as applicable, as is specified in Exhibit B hereto in the case of a purchase of the Company's Fixed Rate Medium-Term Notes, or in Exhibit C hereto in the case of the Company's Floating Rate Medium-Term Notes, and which may take the form of an exchange of any standard form of written telecommunication or oral communication between you and the Company) is herein referred to as a "Terms Agreement." Unless the context otherwise requires each reference contained herein to "this Agreement" shall be deemed to include any Terms Agreement between the Company and one or more of you. Your commitment to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Securities to be purchased by you pursuant thereto, the price to be paid to the Company for such Securities, the initial public offering price, if any, at which the Securities are proposed to be reoffered, and the time and place of delivery of and payment for such Securities (the "Settlement Date"), and such other provisions (including further terms of the Securities) as may be mutually agreed upon. The Agents may utilize a selling or dealer group in connection with the resale of the Securities purchased. Such Terms Agreement shall also specify any requirements for officers' certificates, delivery of opinions of counsel and letters from independent public accountants of the Company pursuant to Section 5 hereof on the related Settlement Date.

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

         (c) PROCEDURES. Administrative procedures respecting the sale of Securities shall be agreed upon from time to time by the Agents, the Company and the Trustee (the "Procedures"). Each Agent and the Company agrees to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures.

         (d) DELIVERY OF CLOSING DOCUMENTS. The documents required to be delivered by Section 5 hereof shall be delivered at the offices of the Company, 1850 North Central Avenue, Phoenix, Arizona 85002-2209 on the date hereof, or at such other time and place as you and the Company may agree upon in writing (the "Closing Time").

         SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each of you as follows:

               (a) REVISIONS OF PROSPECTUS -- MATERIAL CHANGES. If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of your counsel or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, immediate notice shall be given, and confirmed in writing, to you to cease the solicitation of offers to purchase the Securities in your capacity as Agents and to cease sales of any Securities any of you may then own as principal, and the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act, the 1933 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements. The Company will promptly cause each amendment or supplement to the Prospectus to be filed with the Commission pursuant to Rule 424.

               (b) PROSPECTUS REVISIONS -- PERIODIC FINANCIAL INFORMATION. On or prior to the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to you, confirmed in writing, and shall cause the Prospectus to be amended or supplemented, whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, to include or incorporate by reference capsule financial information with respect to the results of operations of the Company for the period between the end of the preceding fiscal year and the end of such quarter or for such fiscal year, as the case may be, and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding of such amounts or as shall be required by the 1933 Act or the Regulations; provided, however, that if on the date of such release you shall have suspended solicitation of purchases of the Securities in your capacity as Agents pursuant to a request from the Company, and shall not then hold any Securities as principal, the Company shall not be obligated so to amend or supplement the Prospectus until such time as the Company shall determine that solicitation of purchases of the Securities should be resumed or shall subsequently enter into a new Terms Agreement with you.

               (c) PROSPECTUS REVISIONS -- AUDITED FINANCIAL INFORMATION. On or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year, the Company shall cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations; provided, however, that if on the date of such release you shall have suspended solicitation of purchases of the Securities in your capacity as Agents pursuant to a request from the Company, and shall not then hold any Securities as principal, the Company shall not be obligated so to amend or supplement the Prospectus until such time as the Company shall determine that solicitation of purchases of the Securities should be resumed or shall subsequently enter into a new Terms Agreement with you.

               (d) EARNING STATEMENTS. The Company will make generally available to its security holders as soon as practicable earnings statements (in form complying with the provisions of Rule 158 under the 1933 Act) covering twelve month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date of the Registration Statement" (as defined in Rule
          158) with respect to each sale of Securities. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earnings statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the periods covered thereby.

               (e) NOTICE OF CERTAIN PROPOSED FILINGS. The Company will give you notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, and will furnish you with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing and will not unless required by law file any such amendment to which you have promptly objected in writing.

               (f) NOTICE OF CERTAIN EVENTS. The Company will notify you immediately (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act which will be incorporated by reference in the Prospectus, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

               (g) COPIES OF THE REGISTRATION STATEMENT AND THE PROSPECTUS. The Company has delivered to your counsel at least one signed and will deliver to you as many conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as you may reasonably request. The Company will furnish to you as many copies of the Prospectus (as amended or supplemented) as you shall reasonably request so long as you are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Securities.

               (h) PREPARATION OF PRICING SUPPLEMENTS. The Company will prepare, with respect to any Securities to be sold through or to the Agents pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by the Agents and will file such Pricing Supplement pursuant to Rule 424(b)(3) under the 1933 Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used.

               (i) COPIES OF ANNUAL AND FINANCIAL REPORTS. The Company will furnish to you, at the earliest time the Company makes the same available to others, copies of its annual reports and other financial reports furnished or made available to the public generally and, will furnish to you, from time to time, such other information concerning the Company as you may reasonably request.

               (j) STATE SECURITIES LAW QUALIFICATIONS. The Company will endeavor, in cooperation with you, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided. The Company will promptly advise you of the receipt by the Company of any notifications with respect to the suspension of the qualification of the Securities for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

               (k) 1934 ACT FILING. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act.

               (l) STAND-OFF AGREEMENT. Between the date of any Terms Agreement and the Settlement Date with respect to such Terms Agreement, the Company will not, without the prior consent of the Agent or Agents party to such Terms Agreement, directly or indirectly offer or sell, or enter into any agreement to sell, or announce the offering of any debt securities of the Company (other than the Securities and bank debt) with terms substantially similar to the Securities being purchased pursuant to such Terms Agreement, except as may otherwise be provided in any such Terms Agreement.

               (m) USE OF PROCEEDS. The net proceeds from the sale of the Securities will be used by the Company as described in the Prospectus.

               (n) SECURITIES WITH MATURITIES IN EXCESS OF 30 YEARS. Prior to any time that the Company offers or issues Securities with maturities in excess of thirty years, the Company will deliver to the Agents an opinion of counsel, in form and substance satisfactory to the Agents, to the effect that such Securities will be treated as debt for United States federal income tax purposes.

         SECTION 4. PAYMENT OF EXPENSES. The Company will pay the following expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and all amendments thereto, (ii) the preparation, issuance and delivery of the Securities, including any fees and expenses relating to the use of book-entry securities, (iii) the fees and disbursements of the Company's accountants and of the Trustee and its counsel and of any calculation agent, (iv) the printing and delivery to you in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, and of the Prospectus and any amendments or supplements thereto, (v) the printing and delivery to you of copies of the Indenture (and all amendments or supplements thereto) and any Blue Sky Survey and any Legal Investment Survey, (vi) any fees charged by rating agencies for the rating of the Securities, (vii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., (viii) the cost of printing or reproducing of this Agreement and any Terms Agreement and (ix) the fees and expenses of any Depositary and any nominees thereof in connection with the Securities.

         The  Company  shall  also   reimburse  the  Agents  for  the  fees  and
disbursements of one counsel for the Agents and any advertising and other out-of-pocket expenses incurred with the approval of the Company.

         SECTION 5. CONDITIONS OF OBLIGATIONS. Each of your obligations to solicit offers to purchase the Securities as Agents of the Company and each of your obligations to purchase Securities pursuant to any Terms Agreement will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

               (a) (1) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your and your counsel's reasonable satisfaction.

               (2) There shall not have come to your attention any facts that would cause you to believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Securities, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

               (3) There shall not have occurred since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.

               (4) There shall not have occurred any (i) outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities, (ii) downgrading, nor any notice given of any intended downgrading in the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company; or (iii) suspension of trading in any securities of the Company by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, California or New York authorities or if a banking moratorium shall have been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Securities are denominated or payable.

               (b) At the date hereof, at Closing Time and at each Settlement Date with respect to any applicable Terms Agreement, if called for by such Terms Agreement:

                    (1) OPINION OF COMPANY COUNSEL.  You shall have received the opinion, dated as of such time, of William J. Hallinan, Esq., Senior Vice President and General Counsel of the Company or Richard Lieberman, Esq., Vice President - Assistant General Counsel of the Company, in form and scope satisfactory to you and your counsel, to the effect that:

                         (i) The  Company  has  been  duly  incorporated  and is
                    validly existing as a corporation in good standing under the laws of the State of Delaware.

                         (ii) The Company has  corporate  power and authority to
                    own, lease and operate its properties and conduct its business as described in the Registration Statement.

                         (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure of the Company to so qualify, in the aggregate, will not have a material adverse effect on the consolidated financial condition or combined operations of the Company and its Subsidiaries or of the Company and its Restricted Subsidiaries (as those terms are defined in the Indenture).

                         (iv) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and corporate authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify, in the aggregate, will not have a material adverse effect on the consolidated financial condition or combined operations of the Company and its Subsidiaries or of the Company and its Restricted Subsidiaries; and all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued and is fully paid and nonassessable, and all of such capital stock is owned by the Company or its affiliates, free and clear of any mortgage, pledge, lien, encumbrance or claim, except with respect to certain special purpose subsidiaries of the Company for liens or rights granted in connection with financial transactions and securitization transactions in the ordinary course of business.

                         (v) The  authorized,  issued  and  outstanding  capital
                    stock of the Company is as set forth in the Prospectus (included by incorporation by reference) and the shares of issued and outstanding Common Stock set forth therein have been duly authorized and validly issued and are fully paid and nonassessable; FINOVA owns directly or indirectly all of the outstanding shares of the Common Stock, which Common Stock constitutes all of the issued and outstanding capital stock of the Company, free and clear of any claims, liens, encumbrances or liabilities.

                         (vi) This Agreement (and, if the opinion is being given
                    pursuant to Section 6(c) hereof on account of the Company having entered into a Terms Agreement, the applicable Terms Agreement) has been duly authorized, executed and delivered by the Company.

                         (vii) The Indenture has been duly and validly authorized, executed and delivered by the Company and to such counsel's knowledge, the Trustee; the Indenture constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or other laws relating to or affecting creditors' rights generally or by general equity principles, including concepts of commercial reasonableness.

                         (viii) The Securities are in due and proper form,  have
                    been duly and validly authorized by all necessary corporate action for issuance, offer and sale by the Company as contemplated by this Agreement and, when executed, authenticated as specified in the Indenture and delivered against payment of the consideration therefor in accordance with this Agreement (and, if the opinion is being given pursuant to Section 6(c) hereof on account of the Company having entered into a Terms Agreement, the applicable Terms Agreement), will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or other laws relating to or affecting creditors' rights generally, or by general equity principles, including concepts of commercial reasonableness, and each holder of Securities will be entitled to the benefits of the Indenture.

                         (ix) The  statements,  if any, in the Prospectus  under
                    the captions "Note Terms" and "Description of Debt Securities" insofar as they purport to summarize certain provisions of documents specifically referred to therein, are accurate summaries of the subject matter thereof.

                         (x) The Indenture is qualified under the 1939 Act.

                         (xi) The Registration  Statement is effective under the
                    1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor have been initiated or threatened by the Commission.

                         (xii) At the time the Registration Statement became effective, or if an amendment to the Registration Statement or an annual report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time the most recent such amendment became effective or as of the Form 10-K Filing Date, as applicable, and as of the time of the applicable Terms Agreement, the Registration Statement (other than the financial statements, schedules and other financial and statistical data included or incorporated by reference therein, and the Form T-1, and the Agent information as to which no opinion need be rendered)
                    complied  as to  form  in all  material  respects  with  the requirements of the 1933 Act, the 1939 Act and the regulations of those Acts; and nothing has come to such counsel's attention that would lead such counsel to believe that (other than the financial statements, schedules and other financial and statistical data included or incorporated by reference therein, the Form T-1, and Agent Information, as to which no opinion need be rendered) the Registration Statement, at the time it became effective, or if an amendment to the Registration Statement or an annual report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time the most recent such amendment became effective or as of the Form 10-K Filing Date, as applicable, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented, as of its date and Closing Time or the Settlement Date, as the case may be, includes an untrue statement of material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                         (xiii) There are no legal or  governmental  proceedings
                    pending or to the best of such counsel's knowledge, threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their property is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are reasonably expected to be, alone or in the aggregate, not material.

                         (xiv) To the best of such  counsel's  knowledge,  there
                    are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in, or incorporated by reference as exhibits to, the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto are correct, and no default exists by the Company in the due performance or observance of obligations, agreements, covenants or conditions, which alone or in the aggregate are material, contained in any contracts, indentures, loan agreements, notes, leases or other instruments.

                         (xv) No consent, approval,  authorization,  or order of
                    any court or governmental authority or agency is required in connection with the sale of the Securities, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws; and the execution and delivery of this Agreement (and, if the opinion is being given pursuant to Section 6(c) hereof on account of the Company having entered into a Terms Agreement, the applicable Terms Agreement) and the Indenture and the consummation of the transactions contemplated herein and therein did not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel and to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or any law, administrative regulation or administrative or court decree known to such counsel to be applicable to the Company of any court or governmental agency, authority or body or any arbitrator having jurisdiction over the Company; nor will such action result in any violation of the provisions of the charter or by-laws of the Company.

                         (xvi) Each document, if any, filed pursuant to the 1934
                    Act (other than the financial statements, schedules and other financial and statistical data included therein, as to which no opinion need be rendered) and incorporated by reference in the Prospectus, complied when filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations thereunder.

                         (xvii) To the best of such counsel's knowledge, the Company and its subsidiaries own or possess or have obtained, or are in the process of obtaining, adequate trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise.

                         (xviii) The Company is not an "investment  company" nor
                    is it "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

          and to such further effect with respect to other legal matters relating to this Agreement, the applicable Terms Agreement and the sale of the Securities hereunder and thereunder as your counsel may reasonably request. In giving such opinions such counsel may rely as to all matters of state law other than the laws of the federal laws of the United States of America, the laws of the State of Arizona and the General Corporation Law of the State of Delaware, and as to all matters of foreign law, upon opinions of counsel satisfactory to your counsel, in which case, the opinion shall state that although such counsel has not made an independent investigation of the laws of any jurisdiction other than the federal laws United States of America, the General Corporation Law of the State of Delaware or the laws of Arizona, such counsel believes you and he are entitled so to rely. In giving the opinions referred to in the foregoing clause (iv), such counsel may omit reference to a foreign subsidiary as long as (A) he shall have delivered to you a signed opinion of other counsel for such foreign subsidiary, satisfactory to your counsel, which other opinion shall give substantially the same opinions with respect to such foreign subsidiary as required by the foregoing clause (iv), and (B) he states that such other opinion is satisfactory to him and that although he has not made an independent investigation of the foreign laws applicable to such foreign subsidiary, he believes you are entitled to rely on such other opinion. Any such opinion may be in the form and contain such assumptions, qualifications and limitations as customarily appear in legal opinions issued in the jurisdiction in which any such opinion is rendered.

               (2) OPINION OF COUNSEL TO THE AGENTS. You shall have received the opinion of Brown & Wood LLP counsel to the Agents, covering the matters referred to in subparagraph (1) under the subheadings (i),
          (vi), (vii), (viii), (ix), (x), (xi) and (xii).

         (c) OFFICERS' CERTIFICATE. At Closing Time and at each Settlement Date with respect to any Terms Agreement, there shall not have been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and you shall have received a certificate of the President and Chief Executive Officer or a Senior Vice President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time or such Settlement Date, to the effect (i) that there has been no such material adverse change, (ii) that the other representations and warranties of the Company contained in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the date of such certificate,
(iii) that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, and (iv) that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission. With respect to any Officers' Certificate to be delivered on a Settlement Date, as used in this
Section 5(c), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.

         (d) COMFORT LETTER. At the date hereof, at Closing Time and at each Settlement Date with respect to any Terms Agreement, if called for by such Terms Agreement, you shall have received from Deloitte & Touche LLP, a letter, dated as of the Closing Time or on such Settlement Date in form and substance previously agreed to by the Company and the Agents.

         (e) OTHER DOCUMENTS. At the date hereof, at Closing Time and at each Settlement Date with respect to any applicable Terms Agreement, your counsel shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to you and your counsel.

         SECTION 6. ADDITIONAL COVENANTS OF THE COMPANY. The Company covenants and agrees with each of you that:

               (a) REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each acceptance by it of an offer for the purchase of Securities, and each sale of Securities to you pursuant to a Terms Agreement, shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to you pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or you, of the Securities or Security relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended and supplemented to each such time).

               (b) SUBSEQUENT DELIVERY OF CERTIFICATES. Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates of the Securities or a change in the principal amount of Securities remaining to be sold or similar changes) or there is filed with the Commission any document incorporated by reference into the Prospectus, the Company shall furnish or cause to be furnished to you forthwith a certificate in form satisfactory to you to the effect that the statements contained in the certificates referred to in Section 5(c) hereof which were last furnished to you are true and correct at the time of such amendment or supplement or filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said
          Section 5(c), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificates.

               (C) SUBSEQUENT DELIVERY OF LEGAL OPINIONS. Each time that the Registration Statement or the Prospectus shall be amended or supplemented or there is filed with the Commission any document incorporated by reference into the Prospectus (other than by an amendment or supplement providing solely for a change in the interest rates of the Securities or a change in the principal amount of Securities remaining to be sold or similar changes) the Company shall furnish or cause to be furnished forthwith to you and your counsel a written opinion of William J. Hallinan, Esq., Senior Vice President and General Counsel of the Company or Richard Lieberman, Esq., Vice President - Assistant General Counsel of the Company, or other counsel satisfactory to you, dated the date of delivery of such opinion, in form satisfactory to you, of the same tenor as the opinion referred to in Section 5(b) hereof but modified, as necessary, to relate to the

          Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to you shall furnish you with a letter to the effect that you may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

               (d) SUBSEQUENT DELIVERY OF COMFORT LETTERS. Each time that the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information or there is filed with the Commission any document incorporated by reference into the Prospectus which contains additional financial information, the Company shall cause the independent public accountants of the Company forthwith to furnish you a letter, dated the date of filing of such amendment, supplement or document with the Commission, or the date of such sale, as the case may be, in form satisfactory to you, of the same tenor as the letter referred to in Section 5(d) hereof but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter, and with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, the independent public accountants of the Company may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in your reasonable judgment, such letter should cover such other information.

               (e) CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS. The Company agrees that any obligation of a person who has agreed to purchase Securities to make payment for and take delivery of such Securities shall be subject to the satisfaction, at the time of delivery to such person, of each of the conditions set forth in Section 5(a) hereof.


         SECTION 7. INDEMNIFICATION.

         (a) The Company agrees to indemnify and hold harmless each of you and each person, if any, who controls each of you within the meaning of Section 15 of the 1933 Act as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by any of you expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto);

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information furnished by any of you as aforesaid) if such settlement is effected with the written consent of the Company; and

               (iii) against any and all expense whatsoever, as incurred, (including the fees and disbursements of counsel chosen by you); reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (except as made in reliance upon and in conformity with information furnished by any of you as aforesaid), to the extent that any such expense is not paid under (i) or (ii) above.


         (b) Each of you severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

         (c)  Each   indemnified   party  shall  give  prompt   notice  to  each
indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to one local counsel per jurisdiction) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         Section 8. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 7 is for any reason held to be unenforceable with respect to the indemnified parties although applicable in accordance with its terms, the Company and you shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and you, as incurred, in such proportions that you are each responsible for that portion represented by the percentage that the total commissions and underwriting discounts received by you individually to the date of such liability bears to the total sales price received by the Company from your sale of Securities to the date of such liability, and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Furthermore, in no event shall any of you be required to contribute an amount in excess of the total commissions and underwriting discounts received by you, individually, in connection with the transactions contemplated by this Agreement. For purposes of this Section, each person, if any, who controls each of you within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as each of you, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

         SECTION 9. STATUS OF AGENT. In soliciting purchases of the Securities from the Company as Agents, the Agents are acting individually and not jointly and are acting solely as agents for the Company and not as principals. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason.

         SECTION 10. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or any Terms Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any of you or any controlling person of any of you, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Securities.

         SECTION 11. TERMINATION. This Agreement may be terminated for any reason, at any time by the Company as to any of you, or by any of you insofar as this Agreement relates to such of you, upon the giving of 30 days' written notice of such termination to the other parties hereto. Each of you may also terminate any Terms Agreement to which you are a party, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto upon the terms and conditions contained in such Terms Agreement or in the event that any condition specified in Section 5 shall not have been fulfilled. In the event of any such termination, no party will have any liability to any other party hereto, except that (i) a terminating Agent shall be entitled to any commissions earned by it in accordance with the third paragraph of Section 2(a) hereof, (ii) if at the time of termination (A) you shall own any of the Securities with the intention of reselling them or (B) an offer to purchase any of the Securities has been accepted by the Company but the time of delivery to the purchaser or his agent of the Securities or Securities relating thereto has not occurred, the covenants set forth in Sections 3 and 6 hereof shall remain in effect until such Securities are so resold or delivered, as the case may be, (iii) the covenant set forth in Section 3(d) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreement set forth in Sections 7 and 8 hereof, and the provisions of Sections 10 and 14 hereof shall remain in effect, and (iv) a termination instituted by any one Agent shall only be effective with regard to such Agent and shall not affect the rights or obligations of the parties remaining in this Agreement or any Terms Agreement.

         SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication to the addresses hereinafter set forth or such other addresses as may be specified in writing in accordance herewith. Notices to the Agents shall be directed as follows:

         If to Credit Suisse First Boston Corporation:

                  Credit Suisse First Boston Corporation
                  Eleven Madison Avenue
                  New York, New York  10010-3629
                  Attention:  Short and Medium Term Finance
                  Telephone: (212) 325-7198
                  Telecopy:  (212) 325-8183

         If to Goldman, Sachs & Co.:

                  Goldman, Sachs & Co.
                  32 Old Ship
                  New York, New York  10005
                  Attention:  Registration Department
                  Telephone:
                  Telecopy:

         If to Lehman Brothers Inc.:

                  Lehman Brothers Inc.
                  3 World Financial Center
                  9th Floor
                  New York, New York  10285-0900
                  Attention:  Medium-Term Note Department
                  Telephone: (212) 526-8400
                  Telecopy:  (212) 528-7035

         If to Merrill Lynch & Co.:

                  Merrill Lynch & Co.
                  Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated
                  Merrill Lynch World Headquarters
                  North Tower, 10th Floor
                  World Financial Center
                  New York, New York  10281-1310
                  Attention:  MTN Products Management
                  Telephone:
                  Telecopy:  (212) 449-2234

         If to Morgan Stanley & Co. Incorporated:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway, 2nd Floor
                  New York, New York 10036
                  Attention:  Manager - Continuously Offered Products
                  Telephone:
                  Telecopy:  (212) 761-0780

                  With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway, 34th Floor
                  New York, New York 10036
                  Attention: Peter Cooper, Investment Banking Information Center
                  Telephone:
                  Telecopy:  (212) 761-0260

         If to Salomon Brothers Inc:

                  Salomon Brothers Inc
                  7 World Trade Center
                  New York, New York 10048
                  Attention:  Legal
                  Telephone:  (212) 783-5891
                  Telecopy:  (212) 783-2274

         Notices to the Company shall be directed as follows:

                  FINOVA Capital Corporation
                  1850 North Central Avenue
                  Phoenix, Arizona  85002-2209

                  Attention:  Meilee Smythe, Senior Vice President-Treasurer

                  Telecopy:  (602) 207-6900

         SECTION 13. PARTIES. This Agreement and any Terms Agreement shall inure to the benefit of and be binding upon each of you (or such one of you who is a party to such Terms Agreement) and the Company and their respective successors. Nothing expressed in this Agreement or any Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors, the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, and any person who has agreed to purchase Securities from the Company with respect to the conditions to any such person's obligation to make payment for and take delivery of such securities to the extent provided in
Section 6(e), any legal or equitable right, remedy or claim under or in respect of this Agreement or any Terms Agreement or any provision herein or therein contained. This Agreement and any Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities shall be deemed to be a successor by reason merely of such purchase.

         SECTION  14.   GOVERNING   LAW.  This  Agreement  and  the  rights  and
obligations of the parties created hereby shall be governed by the laws of the State of New York.


             [The remainder of this page intentionally left blank.]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between each of you and the Company in accordance with its terms.

                                       Very truly yours,

                                       FINOVA CAPITAL CORPORATION


                                       By:
                                          --------------------------------------
                                                   Samuel L. Eichenfield
                                            Chairman of the Board, President and
                                                  Chief Executive Officer

CONFIRMED AND ACCEPTED, as of the date first above written:

CREDIT SUISSE FIRST BOSTON CORPORATION



By:
   -------------------------------------


 ........................................
          GOLDMAN, SACHS & CO.


LEHMAN BROTHERS INC.


By:
   -------------------------------------

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED



By:
   -------------------------------------

MORGAN STANLEY & CO. INCORPORATED


By:
   -------------------------------------

SALOMON BROTHERS INC



By:
   -------------------------------------

                                                             EXHIBIT A
                                                                to
                                                  FORM OF DISTRIBUTION AGREEMENT


                               Commission Schedule

Maturity Ranges                                                  Percent of
---------------                                               Principal Amount
                                                              ----------------

From 9 months but less than 1 year........................         .125%
From 1 year but less than 18 months.......................         .150
From 18 months but less than 2 years......................         .200
From 2 years but less than 3 years........................         .250
From 3 years but less than 4 years........................         .350
From 4 years but less than 5 years........................         .450
From 5 years but less than 6 years........................         .500
From 6 years but less than 7 years........................         .550
From 7 years but less than 10 years.......................         .600
From 10 years but less than 15 years......................         .625
From 15 years but less than 20 years......................         .700
From 20 years but less than 30* years.....................         .750

* Commission on Notes with maturities of 30 years or more shall be agreed to by the Company and the applicable Agent at the time of such trade.

                                                            EXHIBIT B
                                                                to
                                                  FORM OF DISTRIBUTION AGREEMENT


                                     Form of

                           FINOVA Capital Corporation

                            (a Delaware corporation)

                                   Fixed Rate

                           Medium-Term Notes, Series D

                                 TERMS AGREEMENT


                                                               ___________, 19__


FINOVA Capital Corporation
1850 N. Central Avenue
Phoenix, Arizona  85002-2209

Attention:  Senior Vice President-Treasurer

         Re:      Distribution Agreement dated August 7, 1998

         The undersigned agrees to purchase the following principal amount of securities:
$_________________________.

         Stated Maturity Date:

         Original Issue Date:

         Trade Date:

         Issue Price:  __%

         Discount or Commission:

         Settlement Date and Time:

ADDITIONAL TERMS:

         Interest Rate:

         Interest Payment Dates:

         Day Count Convention:

                  30/360 for the period from _____ to _____.

                  Actual/360 for the period from ____ to ____.

                  Actual/Actual for the period from ____ to ____.

IF REDEEMABLE:

         Redemption Date:

IF REPAYABLE:

         Optional Repayment Date(s):

         Repayment Price:

CURRENCY:

         Specified Currency (if other than U.S. dollars):

         Minimum Denominations:


         Exceptions, if any, to Section 3(l) of the Distribution Agreement:

         The  certificate  referred  to in  Section  5(c)  of  the  Distribution
Agreement, the opinions referred to in Section 5(b) of the Distribution Agreement and the accountants' letter referred to in Section 5(d) of the Distribution Agreement will be required.

                                             Name of Purchaser


                                             By:
                                                 -------------------------------
                                                            Title


Accepted:

FINOVA CAPITAL CORPORATION




By:
   -------------------------------
               Title

                                                            EXHIBIT C
                                                               to
                                                  FORM OF DISTRIBUTION AGREEMENT


                                     Form of

                           FINOVA Capital Corporation

                            (a Delaware corporation)

                                  Floating Rate

                           Medium-Term Notes, Series D

                                 TERMS AGREEMENT



                                                          _______________, 19__

FINOVA Capital Corporation
1850 N. Central Avenue
Phoenix, Arizona 85002-2209

Attention:  Senior Vice President-Treasurer

         Re: Distribution Agreement dated August 7, 1998


         The undersigned  agrees to purchase the following  principal  amount of
Securities:

$___________________.

         Stated Maturity Date:

         Original Issue Date:

         Trade Date:

         Issue Price:  __%

         Discount or Commission:

         Settlement Date and Time:

ADDITIONAL TERMS:

         INTEREST CALCULATION:

                  Regular Floating Rate Note

                  Floating Rate / Fixed Rate Note

                  Fixed Interest Rate:

                  Fixed Rate Commencement Date:

                  Inverse Floating Rate Note

                  Fixed Interest Rate:

         INTEREST RATE BASIS:

                  Initial Interest Rate:

                  Initial Interest Reset Date:

                  Spread and/or Spread Multiplier, if any:

                  Interest Reset Dates:

                  Interest Payment Date(s):

                  Regular Record Dates:

                  Index Maturity:

                  Maximum Interest Rate, if any:

                  Minimum Interest Rate, if any:

                  Interest Rate Reset Period:

                  Interest Payment Period:

                  Calculation Agent:

         DAY COUNT CONVENTION:

                  Actual/360 for the period from _____ to _____.

                  Actual/Actual for the period from ____ to ____.

                  Other

         IF REDEEMABLE:

                  Redemption Date:

         IF REPAYABLE:

                  Optional Repayment Date(s):

                  Repayment Price:

         CURRENCY:

                  Specified Currency (if other than U.S. dollars):

                  Minimum Denominations:

         Exceptions, if any, to Section 3(l) of the Distribution Agreement:

         The  certificate  referred  to in  Section  5(c)  of  the  Distribution
Agreement, the opinions referred to in Section 5(b) of the Distribution Agreement and the accountants' letter referred to in Section 5(d) of the Distribution Agreement will be required.

                                       Name of Purchaser


                                       By:
                                          -------------------------------
                                                      Title


Accepted:

FINOVA CAPITAL CORPORATION



By:
   -------------------------------
              Title